Exhibit 10.2

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of March 11, 2015, among Summit Materials, Inc., a Delaware corporation, Summit Materials Holdings L.P., a Delaware limited partnership, and the holders of LP Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of LP Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of the Corporation.

“Class B Common Stock” means the Class B common stock, par value $0.01 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” means Summit Materials, Inc., a Delaware corporation, and any successor thereto.

“Exchange” has the meaning set forth in Section 2.1(a) hereof.

“Exchange Rate” means, at any time, the number of shares of Class A Common Stock for which a LP Unit is entitled to be exchanged at such time. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.2 hereof.

“Financial Sponsor Holders” means the affiliates of The Blackstone Group L.P. identified as the Financial Sponsor Holders on the signature pages hereto and Permitted Transferees thereof.

“IPO” has the meaning set forth in Section 2.1(b) hereof.

“LP Unit” means (i) each Class A Unit (as such term is defined in the Summit Holdings LP Agreement) issued as of the date hereof and (ii) each Class A Unit or other interest in Summit Holdings that may be issued by Summit Holdings in the future that is designated by the Corporation as a “LP Unit.”

“LP Unitholder” means each holder of one or more LP Units that may from time to time be a party to this Agreement.

“Permitted Transferee” has the meaning given to such term in Section 3.1 hereof.

“Securities Act” has the meaning set forth in Section 2.1(f) hereof.

“Summit Holdings” means Summit Materials Holdings L.P., a Delaware limited partnership, and any successor thereto.

“Summit Holdco” means Summit Owner Holdco, LLC, a Delaware limited liability company, and any successor thereto.

“Summit Holdings LP Agreement” means the Fourth Amended and Restated Limited Partnership Agreement of Summit Holdings, dated on or about the date hereof, as such agreement may be amended from time to time.

“Unvested Units” has the meaning given to such term in the Summit Holdings LP Agreement.

ARTICLE II

SECTION 2.1. Exchange of LP Units for Class A Common Stock.

(a) Each Financial Sponsor Holder shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to surrender LP Units (other than Unvested Units) to the Corporation, for the account of Summit Holdings, in exchange for the delivery to the exchanging Financial Sponsor Holder of a number of shares of Class A Common Stock that is equal to the product of the number of LP Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”); provided that any such Exchange is for a minimum of the lesser of 1,000 LP Units or all of the LP Units (other than Unvested Units) held by such Financial Sponsor Holder.

(b) Each LP Unitholder that is not a Financial Sponsor Holder shall be entitled from and after the first anniversary of the date of the closing of the initial public offering and sale of Class A Common Stock (as contemplated by the Corporation’s Registration Statement on Form S-1 (File No. 333-201058)) (the “IPO”), or, if later, the date of the initial filing by the Corporation of a registration statement with the U.S. Securities and Exchange Commission to cover delivery of shares of Class A Common Stock to LP Unitholders upon an Exchange (as defined herein) of LP Units (other than Unvested Units), at any time and from time to time, upon the terms and subject to the conditions hereof to elect to effect an Exchange; provided that any such Exchange is for a minimum of the lesser of 1,000 LP Units or all of the LP Units (other than Unvested Units) held by such LP Unitholder.

(c) An LP Unitholder shall exercise its right to exchange LP Units as set forth in Section 2.1(a) or Section 2.1(b) hereof, as applicable, by delivering to the Corporation and to Summit Holdings a written election of exchange in respect of the LP Units to be exchanged substantially in the form of Exhibit A hereto and any certificates, if any, representing LP Units, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and of Summit Holdings. As promptly as practicable following the delivery of such a written election of exchange, Summit Holdings shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant exchanging LP Unitholder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, and the exchanging LP Unitholder is permitted to hold shares of Class A Common Stock through The Depository Trust Company, Summit Holdings will, subject to Section 2.1(d) hereof, upon the written instruction of an exchanging LP Unitholder, use its reasonable best efforts to deliver or cause to be delivered the shares of Class A Common Stock deliverable to such exchanging LP Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging LP Unitholder. The Corporation shall take such actions as may be required to ensure the performance by Summit Holdings of its obligations under this Section 2.1(c) and Section 2.1(a) and Section 2.1(b) hereof, including the issuance and sale of shares of Class A Common Stock to or for the account of Summit Holdings in exchange for the delivery to the Corporation of a number of LP Units that is equal to the number of LP Units surrendered by an exchanging LP Unitholder. Any LP Unitholder (other than Summit Holdco) that surrenders all of its LP Units (other than Unvested Units) held by such LP Unitholder to the Corporation, for the account of Summit Holdings, pursuant to this Section 2.1 shall concurrently surrender all shares of Class B Common Stock held by such LP Unitholder (including any fractions thereof) to the Corporation.

(d) Summit Holdings and each exchanging LP Unitholder shall bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Summit Holdings shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the LP Unitholder that requested the Exchange, then such LP Unitholder and/or the person in whose name such shares are to be delivered shall pay to Summit Holdings the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Summit Holdings that such tax has been paid or is not payable.

(e) To the extent the Corporation or Summit Holdings shall determine that LP Units do not meet the requirements of Treasury Regulation Section 1.7704-1(h), the Corporation or Summit Holdings may impose such restrictions on Exchange as the Corporation or Summit Holdings may reasonably determine to be necessary or advisable so that Summit Holdings is not treated as a “publicly traded partnership” under Section 7704 of the Code; provided, that each LP Unitholder shall be entitled at any time Exchange LP Units for Class A Common Stock, provided that the aggregate number of LP Units surrendered by such LP Unitholder in any such Exchange is greater than 2% of the then-outstanding LP Units (provided that such Exchange constitutes part of a “block transfer” within the meaning of Treasury Regulation Section 1.7704-1(e)(2)). Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Corporation or of Summit Holdings, such an Exchange would pose a material risk that Summit Holdings would be a “publicly traded partnership” under Section 7704 of the Code.

(f) For the avoidance of doubt, and notwithstanding anything to the contrary herein, an LP Unitholder shall not be entitled to exchange LP Units to the extent the Corporation determines that such Exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any exemption from the registration requirements thereunder) or (ii) would not be permitted under any other agreements with the Corporation or its subsidiaries to which such LP Unitholder may be party (including, without limitation, the Summit Holdings LP Agreement) or any written policies of the Corporation related to unlawful or inappropriate trading applicable to its directors, officers or other personnel.

(g) The Corporation may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election of exchange.

SECTION 2.2. Adjustment.

(a) The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LP Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the LP Units; provided, however, no adjustment to the Exchange Rate will be made solely as a result of a stock dividend by the Corporation that is effected in order to maintain the relationship between the shares of Class A Common Stock and LP Units . If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging LP Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging LP Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any LP Unit.

SECTION 2.3. Class A Common Stock to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude Summit Holdings from satisfying its obligations in respect of the Exchange of the LP Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or are held by Summit Holdings or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or held by any subsidiary thereof). The Corporation and Summit Holdings covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) The Corporation and Summit Holdings covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the LP Unitholder requesting such Exchange, the Corporation and Summit Holdings shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Summit Holdings shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

SECTION 2.4. Restrictions. Any restrictions on transfer under any agreements with the Corporation or any of its subsidiaries to which an exchanging LP Unitholder may be party shall apply, mutatis mutandis, to any shares of Class A Common Stock.

ARTICLE III

SECTION 3.1. Additional LP Unitholders. To the extent an LP Unitholder validly transfers any or all of such holder’s LP Units to another person in a transaction in accordance with, and not in contravention of, the Summit Holdings LP Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring LP Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become an LP Unitholder hereunder. To the extent Summit Holdings issues LP Units in the future, Summit Holdings shall be entitled, in its sole discretion, to make any holder of such LP Units an LP Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to the Corporation, to:

Summit Materials, Inc.

1550 Wynkoop, 3rd Floor

Denver, Colorado 80202

Attention: Chief Legal Officer

Fax: (303) 893-6993

Email: Legal@Summit-Materials.com

(b) If to Summit Holdings, to:

Summit Materials Holdings L.P.

c/o Summit Materials, Inc.

1550 Wynkoop, 3rd Floor

Denver, Colorado 80202

Attention: Chief Legal Officer

Fax: (303) 893-6993

Email: Legal@Summit-Materials.com

(c) If to any LP Unitholder, to the address and other contact information set forth in the records of Summit Holdings from time to time.

SECTION 3.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Summit Holdings, (iii) LP Unitholders holding a majority of the then outstanding LP Units (excluding LP Units held by the Corporation) and (iv) for so long as the Financial Sponsor Holders collectively own, in the aggregate, at least 5% of the outstanding LP Units, each of the Financial Sponsor Holders.

SECTION 3.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b) Notwithstanding the provisions of Section 3.8 (a), the parties hereto may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this Section 3.8(b), each party hereto (i) expressly consents to the application of Section 3.8 (c) to any such action or proceeding and (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate.

(c)(i) EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 3.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the fora designated by this Section 3.8(c) have a reasonable relation to this Agreement and to the parties’ relationship with one another.

(ii) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in this Section 3.8(c), and such parties agree not to plead or claim the same.

SECTION 3.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10. Tax Treatment. Solely for U.S. federal income tax purposes, this Agreement shall be treated as part of the partnership agreement of Summit Holdings as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the LP Units by an LP Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.12. Independent Nature of LP Unitholders’ Rights and Obligations. The obligations of each LP Unitholder hereunder are several and not joint with the obligations of any other LP Unitholder, and no LP Unitholder shall be responsible in any way for the performance of the obligations of any other LP Unitholder hereunder. The decision of each LP Unitholder to enter into to this Agreement has been made by such LP Unitholder independently of any other LP Unitholder. Nothing contained herein, and no action taken by any LP Unitholder pursuant hereto, shall be deemed to constitute the LP Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the LP Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. The Corporation acknowledges that the LP Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

Corporation:

SUMMIT MATERIALS, INC.

By:	/s/ Thomas W. Hill
Name:	Thomas W. Hill
Title:	Chief Executive Officer

Summit Holdings:

SUMMIT MATERIALS HOLDINGS L.P.

By:	/s/ Thomas W. Hill
Name:	Thomas W. Hill
Title:	Chief Executive Officer

Financial Sponsor Holders:

BLACKSTONE PARTICIPATION PARTNERSHIP
(CAYMAN) V-NQ L.P.

By:	BCP V-NQ GP L.L.C., its U.S. general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT
PARTNERSHIP (CAYMAN) V-NQ L.P.

By:	BCP V-NQ GP L.L.C., its U.S. general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

[Signature Page – Exchange Agreement]

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V- NQ L.P.

By:	Blackstone Management Associates (Cayman) V-NQ L.P., its general partner

By:	BCP V-NQ GP L.L.C., its U.S. general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS (CAYMAN) NQ V-AC L.P.

By:	Blackstone Management Associates (Cayman) V-NQ L.P., its general partner

By:	BCP V-NQ GP L.L.C., its U.S. general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

[Signature Page – Exchange Agreement]

SUMMIT BCP INTERMEDIATE HOLDINGS L.P.

By:	Summit BCP Intermediate Holdings GP, Ltd., its general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Director

[Signature Page – Exchange Agreement]

Other LP Unitholders:

All other LP Unitholders listed in Annex 1 attached hereto

By:	/s/ Anne Lee Benedict
Name:	Anne Lee Benedict
Title:	Attorney-in-Fact

[Signature Page – Exchange Agreement]

ANNEX 1

Thomas W. Hill

Jane B. Hill, Trustee for The Hill Trust

Silverhawk Summit, L.P.

Gardner Family Investments, LLC

Charles Goodyear

Summit Materials Holding-G, L.L.C.

Michael J. Brady

Robert Price

Anthony Keenan

Anya Fonina Civitella

Damian J. Murphy

Angela Dziubek

R. Michael Johnson

Thomas A. Beck

M. Shane Evans

Val Staker

Filip Wojcikowski

Lane Bybee

Douglas C. Rauh

Clint Pulley

John R. Murphy

Margaret Harris, Trustee of the Harris Family 2014 Trust

Kevin A. Gill

Jennifer Rose

Brienne Wode

Valerie Barker

Shannon Neeley

Ashley Sakwa

Anne Lee Benedict

Howard L. Lance

Hinkle Family Assets Holding Company, LLC

RMD Investment Group, L.L.C.

K Six, LLC

John Ramming

Lance Townsend

William B. Carroll

Grant D. Shelton

Dean K. Lundquist

James D. Ramming

David L. Fuller

Clyde C. Fuller

D’arcy Todd Barten

Perry Glen Shepard

Robert K. Hall

Mark Buster

Bryan Kalbfleisch

Larry Winkleman

Amanda Mohr

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Summit Materials, Inc.

1550 Wynkoop, 3rd Floor

Denver, Colorado 80202

Attention: Chief Legal Officer

Summit Materials Holdings L.P.

c/o Summit Materials, Inc.

1550 Wynkoop, 3rd Floor

Denver, Colorado 80202

Attention: Chief Legal Officer

Reference is hereby made to the Exchange Agreement, dated as of March 11, 2015 (the “Exchange Agreement”), among Summit Materials, Inc., a Delaware corporation, Summit Materials Holdings L.P., a Delaware limited partnership, and the holders of LP Units from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned LP Unitholder hereby transfers to the Corporation, for the account of Summit Holdings, the number of LP Units set forth below in exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of LP Unitholder:

Address:

Number of LP Units to be exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the LP Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the LP Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such LP Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of Summit Holdings as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation, for the account of Summit Holdings, the LP Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of March 11, 2015 (the “Exchange Agreement”), among Summit Materials, Inc., a Delaware corporation (the “Corporation”), Summit Materials Holdings L.P., a Delaware limited partnership (“Summit Holdings”), and each of the LP Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Exchange Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Exchange Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Exchange Agreement having acquired LP Units in Summit Holdings. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of an LP Unitholder contained in the Exchange Agreement, with all attendant rights, duties and obligations of an LP Unitholder thereunder. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Summit Holdings, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Exchange Agreement.

Name:

Address for Notices:	With copies to:

Attention: